_____________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2025

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
_________________

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

______________________________________________________________________

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Chief Financial Officer

On May 23, 2025, the Board of Directors of Jack in the Box Inc. (the “Company”) appointed Ms. Dawn Hooper, to serve as the Company’s Chief Financial Officer, effective May 26, 2025.

Ms. Hooper, 54, previously served in the role of the Company’s interim principal financial officer from August 2020 to January 2021, from February 2023 to August 2023, and from October 2024 to present. She has been serving as the Company’s Senior Vice President, Controller, since December 2022, and she has been with the Company since October 2000. She previously held positions of increasing responsibility in accounting since joining the Company in 2000, including Interim CFO, Controller, Assistant Controller, Vice President of Financial Reporting and Senior Manager of Corporate Accounting. Prior to joining the company, she began her career with KPMG LLP where she worked from September 1993 to September 2000. Ms. Hooper has more than 30 years in experience in accounting and finance. Ms. Hooper received her bachelor’s degree in accounting from University of San Diego from the Knauss School of Business.

In connection with her appointment as the Company’s Chief Financial Officer, effective May 26, 2025, Ms. Hooper’s annual base salary will be $620,000. Additionally, her target incentive potential under the Company’s annual Performance Incentive Plan will be 75% of base salary, and her annual long term incentive award LTI value will be $750,000.

There are no arrangements or understandings with any other person pursuant to which Ms. Hooper was appointed as the Company’s Chief Financial Officer, and there are no family relationships between Ms. Hooper and any director or executive officer of the Company. Additionally, there are no transactions between Ms. Hooper and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

On May 28, 2025, the Company issued a press release announcing Ms. Hooper’s appointment, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Jack in the Box Inc. dated May 28, 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

May 28, 2025	/s/ Lance Tucker
Lance Tucker
Chief Executive Officer